Exhibit 99.1

Barnes & Noble Reports Third Quarter Earnings In-Line with Guidance; Affirms Full-Year Guidance; Completes Spin-Off of GameStop

    NEW YORK--(BUSINESS WIRE)--Nov. 15, 2004--Barnes & Noble, Inc. (NYSE: BKS), the world's largest bookseller, today reported sales and earnings for the third quarter ended October 30, 2004.

    THIRD QUARTER RESULTS

    Barnes & Noble store sales were $894.9 million for the quarter, an increase of 4% over the prior year. Third quarter comparable store sales increased 0.9%. The company opened nine new Barnes & Noble stores and closed three locations ending the quarter with 663 stores.
    B. Dalton sales, which comprise approximately 3% of total bookstore sales, were $35.9 million for the quarter, a decrease of (19%) over the prior year, due primarily to store closings. The company closed seven stores ending the quarter with 176 stores. Third quarter comparable store sales decreased (3.3)%.
    Earnings for the bookstore business were $0.09 per share in the third quarter, versus guidance of $0.08 to $0.10 per share. Bookstore earnings were $0.10 per share in the year-ago period. Year-to-date earnings per share for the bookstore business were $0.59 compared to $0.24 for the same period last year.
    "We are encouraged that we were able to achieve our sales goal for the third quarter in light of the challenging sales comparisons from last year," said Steve Riggio, chief executive officer of Barnes & Noble, Inc. "Sales of DVD, juvenile and cafe products were especially encouraging while sales of bestsellers were soft owing to the difficult comparisons against last year's strong sales of bestselling books."
    Barnes & Noble.com's third quarter sales on a pro-forma basis decreased 8% to $91.8 million, resulting in a net loss of ($6.4) million, or ($0.09) per share, versus guidance of ($0.08) to ($0.09) per share. In the year-ago period, net loss was ($0.11) per share on a pro-forma basis, as if Barnes & Noble.com was 100% owned in the prior year.
    Earlier today, GameStop reported sales of $416.7 million for the quarter, an increase of 28% over the prior year period. Third quarter comparable store sales increased 11.8%. Barnes & Noble's portion of GameStop's third quarter earnings is based on a 59% ownership interest. Barnes & Noble's share of net earnings was $7.2 million, or $0.10 per share, for the quarter, versus guidance of $0.08 to $0.09 per share. Barnes & Noble's share of net earnings was $0.09 per share in the year-ago period.
    Consolidated net earnings for the third quarter were $7.6 million, or $0.10 per share, versus guidance of $0.07 to $0.11 per share. In the year-ago period, consolidated net earnings was $0.08 per share on a pro-forma basis, as if Barnes & Noble.com was 100% owned in the prior year.

    GUIDANCE

    The company reaffirms previously announced guidance for the fourth quarter and the full year. Consolidated earnings per share guidance is projected to be between $1.51 and $1.56 for the fourth quarter and $1.96 and $2.04 for the full year, excluding the second quarter debt redemption charge.
    Excluding GameStop, full-year earnings for the bookselling segment is expected to grow approximately 30%, ranging from $1.78 to $1.84 per share, versus $1.41 per share on a pro-forma basis last year.

    GAMESTOP SPIN-OFF

    The company also noted that Friday, November 12, 2004 was the distribution date for the spin-off of GameStop, the nation's largest video-game and entertainment software specialty retailer. Today is the first day that Barnes & Noble and GameStop (NYSE: GME) and (NYSE:
GME.B) will trade only as separate public companies.
    A conference call with Barnes & Noble, Inc.'s senior management will be webcast beginning at 11:00 A.M. ET on Monday, November 15, 2004, and is accessible at www.barnesandnobleinc.com/financials. The call will also be archived at www.fulldisclosure.com for one year.

    Barnes & Noble, Inc. will report holiday sales on January 6, 2005.

    ABOUT BARNES & NOBLE, INC.

    Barnes & Noble, Inc. (NYSE: BKS), the world's largest bookseller and a Fortune 500 company, operates 839 bookstores in 50 states. For the third year in a row, the company is the nation's top retail brand for quality, according to the EquiTrend(R) Brand Study by Harris Interactive(R). Barnes & Noble conducts its online business through Barnes & Noble.com (www.bn.com), one of the Web's largest e-commerce sites and the number-one brand among e-commerce companies, according to the latest EquiTrend survey. In addition to its retail operations, Barnes & Noble is one of the largest book publishers in the world. Its subsidiary, Sterling Publishing, publishes over 1,300 new titles a year and has an active list of over 6,000 titles.
    General financial information on Barnes & Noble, Inc. can be obtained via the Internet by visiting the company's corporate Web site: http://www.barnesandnobleinc.com/financials.

    SAFE HARBOR

    This press release contains "forward-looking statements." Barnes & Noble is including this statement for the express purpose of availing itself of the protections of the safe harbor provided by the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements. These forward-looking statements are based on currently available information and represent the beliefs of the management of the company. These statements are subject to risks and uncertainties that could cause actual results to differ materially. These risks include, but are not limited to, general economic and market conditions, decreased consumer demand for the company's products, possible disruptions in the company's computer or telephone systems, possible work stoppages or increases in labor costs, possible increases in shipping rates or interruptions in shipping service, effects of competition, possible disruptions or delays in the opening of new stores or the inability to obtain suitable sites for new stores, higher than anticipated store closing or relocation costs, higher interest rates, the performance of the company's online and other initiatives, the successful integration of acquired businesses, unanticipated increases in merchandise or occupancy costs, unanticipated adverse litigation results or effects, product shortages, and other factors which may be outside of the company's control. Please refer to the company's annual, quarterly and periodic reports on file with the SEC for a more detailed discussion of these and other risks that could cause results to differ materially.



                 BARNES & NOBLE, INC. AND SUBSIDIARIES
                         Third Quarter Summary
               ($ in millions, except per share amounts)

                                     13 weeks ended   39 weeks ended
                                   ----------------- -----------------
                                    October  November October November
                                      30,       1,      30,      1,
                                     2004      2003    2004     2003
                                   --------- -------- ------- --------


Sales
   Barnes & Noble Bookstores           $950      926   2,933    2,768
   Barnes & Noble.com (a)                92       18     268       18
                                   --------- -------- ------- --------
     Total Book operating segment     1,042      944   3,201    2,786

   GameStop
     Total Video Game operating
      segment                           417      326   1,134      953
                                   --------- -------- ------- --------
     Total sales                      1,459    1,270   4,335    3,739
                                   --------- -------- ------- --------

Operating profit (loss)
   Barnes & Noble Bookstores             12       15      75       39
   Barnes & Noble.com (a)               (11)      (2)    (34)      (2)
                                   --------- -------- ------- --------
     Total Book operating segment         1       13      41       37

   GameStop
     Total Video Game operating
      segment                            20       18      43       40
                                   --------- -------- ------- --------
     Total operating profit              21       31      84       77
                                   --------- -------- ------- --------

Depreciation and amortization
   Barnes & Noble Bookstores             32       32      93       97
   Barnes & Noble.com (a)                 6        1      19        1
                                   --------- -------- ------- --------
     Total Book operating segment        38       33     112       98

   GameStop
     Total Video Game operating
      segment                             9        8      26       21
                                   --------- -------- ------- --------
     Total depreciation and
      amortization                       47       41     138      119
                                   --------- -------- ------- --------

EBITDA  (Operating profit (loss) +
 depreciation and amortization)
   Barnes & Noble Bookstores             44       47     168      136
   Barnes & Noble.com (a)                (5)      (1)    (15)      (1)
                                   --------- -------- ------- --------
     Total Book operating segment        39       46     153      135

   GameStop
     Total Video Game operating
      segment (b)                        18       16      43       38
                                   --------- -------- ------- --------
     Total EBITDA                        57       62     196      173
                                   --------- -------- ------- --------

EPS
   Barnes & Noble Bookstores           0.09     0.10    0.59     0.24
   Barnes & Noble.com (c)             (0.09)   (0.05)  (0.31)   (0.15)
                                   --------- -------- ------- --------
     Total Book operating segment         -     0.05    0.28     0.09

   GameStop
     Total Video Game operating
      segment (b)                      0.10     0.09    0.22     0.22
                                   --------- -------- ------- --------

   Consolidated before debt
    redemption charge                  0.10     0.14    0.50     0.31

   Debt redemption charge (d)             -        -   (0.12)       -

                                   --------- -------- ------- --------
     Consolidated GAAP EPS             0.10     0.14    0.38     0.31
                                   --------- -------- ------- --------

     Weighted average shares
      outstanding                    72,049   68,704  71,273   67,075



(a) Barnes & Noble.com has been consolidated since September 15,
2003.
(b) Based on Barnes & Noble, Inc.'s percentage ownership interest in GameStop, approximately 63%.
(c) Results accounted for under the equity method through September 15, 2003, and consolidated thereafter.
(d) One-time charge of $14.6 million associated with the redemption of the convertible notes.

                 BARNES & NOBLE, INC. AND SUBSIDIARIES
                 Consolidated Statements of Operations
             (thousands of dollars, except per share data)

                      13 weeks ended         39 weeks ended
                 ---------------------- -----------------------
                  October     November     October       November
                    30,          1,          30,            1,
                   2004         2003        2004           2003
                ----------- ----------- ------------- -------------
Sales           $1,459,014   1,270,072     4,334,889     3,738,920
Cost of sales
 and occupancy   1,065,346     921,823     3,162,898     2,753,053
                ----------- ----------- ------------- -------------
   Gross profit    393,668     348,249     1,171,991       985,867
                ----------- ----------- ------------- -------------
Selling and
 administrative
 expenses          323,608     273,063       942,610       782,920
Depreciation and
 amortization       46,927      40,492       137,644       118,778
Pre-opening
 expenses            2,384       3,186         7,637         7,146
                ----------- ----------- ------------- -------------
   Operating
    profit          20,749      31,508        84,100        77,023
Interest
 expense, net       (2,249)     (5,430)      (10,105)      (14,783)
Debt redemption
 charge                  -           -       (14,582)            -
Equity in net
 loss of Barnes
 & Noble.com             -      (3,935)            -       (14,311)
                ----------- ----------- ------------- -------------
   Income
    before
    taxes and
    minority
    interest        18,500      22,143        59,413        47,929
Income taxes         7,185       8,914        23,528        19,292
                ----------- ----------- ------------- -------------
   Income
    before
    minority
    interest        11,315      13,229        35,885        28,637
Minority
 interest           (3,673)     (3,057)       (7,892)       (6,827)
                ----------- ----------- ------------- -------------
     Net income      7,642      10,172        27,993        21,810
                =========== =========== ============= =============

Income per
 common share:
     Basic           $0.11        0.15          0.41          0.33
     Diluted         $0.10        0.14          0.38          0.31


Weighted average
 common shares
 outstanding
     Basic      69,443,000  66,664,000    68,727,000    65,461,000
     Diluted    72,049,000  68,704,000    71,273,000    67,075,000


Percentage of
 sales:
Sales                100.0%      100.0%        100.0%        100.0%
Cost of sales
 and occupancy        73.0%       72.6%         73.0%         73.6%
                ----------- ----------- ------------- -------------
   Gross profit       27.0%       27.4%         27.0%         26.4%
                ----------- ----------- ------------- -------------
Selling and
 administrative
 expenses             22.2%       21.5%         21.7%         20.9%
Depreciation and
 amortization          3.2%        3.2%          3.2%          3.2%
Pre-opening
 expenses              0.2%        0.2%          0.2%          0.2%
                ----------- ----------- ------------- -------------
   Operating
    profit             1.4%        2.5%          1.9%          2.1%
Interest
 expense, net         -0.1%       -0.4%         -0.2%         -0.4%
Debt redemption
 charge                0.0%        0.0%         -0.4%          0.0%
Equity in net
 loss of Barnes
 & Noble.com           0.0%       -0.30%          0.0%         -0.4%
                ----------- ----------- ------------- -------------
   Income
    before
    taxes and
    minority
    interest           1.3%        1.7%          1.4%          1.3%
Income taxes           0.5%        0.7%          0.5%          0.5%
                ----------- ----------- ------------- -------------
   Income
    before
    minority
    interest          0.8%         1.0%          0.8%          0.8%
Minority
 interest             -0.3%       -0.2%         -0.2%         -0.2%
                ----------- ----------- ------------- -------------
     Net income        0.5%        0.8%          0.6%          0.6%
                =========== =========== ============= =============

                 BARNES & NOBLE, INC. AND SUBSIDIARIES
                      Consolidated Balance Sheets
             (thousands of dollars, except per share data)

----------------------------------------------------------------------
                                     October     November    January
                                     30, 2004     1, 2003    31, 2004
                                     ---------------------------------


         ASSETS
Current assets:
   Cash and cash equivalents           $185,871    136,671    487,200
   Receivables, net                      83,413     74,428     60,529
   Merchandise inventories            1,810,561  1,920,266  1,526,156
   Prepaid expenses and other current
    assets                               99,439    111,777    119,604
                                     ----------- ---------- ----------
        Total current assets          2,179,284  2,243,142  2,193,489
                                     ----------- ---------- ----------

Property and equipment:
   Land and land improvements             5,247      3,247      3,247
   Buildings and leasehold
    improvements                        567,194    517,541    533,272
   Fixtures and equipment             1,239,576  1,176,290  1,141,317
                                     ----------- ---------- ----------
                                      1,812,017  1,697,078  1,677,836
   Less accumulated depreciation and
    amortization                      1,104,069  1,034,071    991,187
                                     ----------- ---------- ----------
      Net property and equipment        707,948    663,007    686,649
                                     ----------- ---------- ----------

Goodwill                                600,632    572,206    509,244
Intangible assets, net                   98,783     46,856     94,574
Other noncurrent assets                  69,436     23,256     23,338
                                     ----------- ---------- ----------
   Total assets                      $3,656,083  3,548,467  3,507,294
                                     =========== ========== ==========

          LIABILITIES AND
           SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                  $1,075,802  1,162,014    858,068
   Accrued liabilities                  530,640    457,951    583,773
                                     ----------- ---------- ----------
      Total current liabilities       1,606,442  1,619,965  1,441,841
                                     ----------- ---------- ----------

Long-term debt                          245,000    311,600    300,000
Deferred income taxes                   143,550    119,893    170,066
Other long-term liabilities             126,448    198,085    108,441

Minority interest                       213,835    201,365    227,287

Shareholders' equity:
   Common stock; $.001 par value;
    300,000,000 shares authorized;
    78,672,574, 76,100,493 and
    76,854,856 shares issued,
    respectively                             79         76         77
   Additional paid-in capital           969,976    884,645    914,319
   Accumulated other comprehensive
    loss                                 (8,484)   (10,961)    (8,579)
   Retained earnings                    555,260    413,460    543,503
   Treasury stock, at cost,
    9,007,700, 8,807,700 and
    8,807,700 shares, respectively     (196,023)  (189,661)  (189,661)
                                     ----------- ---------- ----------
      Total shareholders' equity      1,320,808  1,097,559  1,259,659
                                     ----------- ---------- ----------
Commitments and contingencies                 -          -          -
                                     ----------- ---------- ----------
   Total liabilities and
    shareholders' equity             $3,656,083  3,548,467  3,507,294
                                     =========== ========== ==========

                 BARNES & NOBLE, INC. AND SUBSIDIARIES
                        Third Quarter Summary
  Pro Forma as if the Company Owned 100% of Barnes & Noble.com at the
                       Beginning of Fiscal 2003
               ($ in millions, except per share amounts)

                                     13 weeks ended    39 weeks ended
                                   ----------------- -----------------
                                    October  November October November
                                      30,       1,      30,      1,
                                     2004      2003    2004     2003
                                   --------- -------- ------- --------

Sales
 Barnes & Noble Bookstores             $950      926   2,933    2,768
 Barnes & Noble.com (a)                  92       99     268      275
                                    -------- -------- ------- --------
     Total Book operating segment     1,042    1,025   3,201    3,043

 GameStop
     Total Video Game operating
      segment                           417      326   1,134      953
                                    -------- -------- ------- --------
     Total sales                      1,459    1,351   4,335    3,996
                                    -------- -------- ------- --------

Operating profit (loss)
 Barnes & Noble Bookstores               12       15      75       39
 Barnes & Noble.com (a)                 (11)     (12)    (34)     (41)
                                    -------- -------- ------- --------
     Total Book operating segment         1        3      41       (2)

 GameStop
     Total Video Game operating
      segment                            20       18      43       40
                                    -------- -------- ------- --------
     Total operating profit              21       21      84       38
                                    -------- -------- ------- --------

Depreciation and amortization
 Barnes & Noble Bookstores               32       32      93       97
 Barnes & Noble.com (a)                   6        6      19       20
                                    -------- -------- ------- --------
     Total Book operating segment        38       38     112      117

 GameStop
     Total Video Game operating
      segment                             9        8      26       21
                                    -------- -------- ------- --------
     Total depreciation and
      amortization                       47       46     138      138
                                    -------- -------- ------- --------

EBITDA  (Operating profit (loss) +
 depreciation and amortization)
 Barnes & Noble Bookstores               44       47     168      136
 Barnes & Noble.com (a)                  (5)      (6)    (15)     (21)
                                    -------- -------- ------- --------
     Total Book operating segment        39       41     153      115

 GameStop
     Total Video Game operating
      segment (b)                        18       16      43       38
                                    -------- -------- ------- --------
     Total EBITDA                        57       57     196      153
                                    -------- -------- ------- --------

EPS
 Barnes & Noble Bookstores             0.09     0.10    0.59     0.24
 Barnes & Noble.com (a)               (0.09)   (0.11)  (0.31)   (0.36)
                                    -------- -------- ------- --------
     Total Book operating segment         -    (0.01)   0.28    (0.12)

 GameStop
     Total Video Game operating
      segment (b)                      0.10     0.09    0.22     0.22
                                    -------- -------- ------- --------

 Consolidated before debt
  redemption charge                    0.10     0.08    0.50     0.10

 Debt redemption charge (c)               -        -   (0.12)       -

                                    -------- -------- ------- --------
     Consolidated GAAP EPS             0.10     0.08    0.38     0.10
                                    -------- -------- ------- --------

     Weighted average shares
      outstanding                    72,049   68,704  71,273   67,075


(a) For pro forma purposes only, the company has included 100% of the results of Barnes & Noble.com for all periods presented.
(b) Based on Barnes & Noble, Inc.'s percentage ownership interest in GameStop, approximately 63%.
(c) One-time charge of $14.6 million associated with the redemption of the convertible notes.

                 BARNES & NOBLE, INC. AND SUBSIDIARIES
                 Consolidated Statements of Operations
  Pro Forma as if the Company Owned 100% of Barnes & Noble.com at the
                       Beginning of Fiscal 2003
             (thousands of dollars, except per share data)
-------------------------------------------------------------------
                      13 weeks ended        39 weeks ended
                 ---------------------- -----------------------
                  October     November     October       November
                    30,          1,          30,            1,
                   2004         2003        2004           2003
                ----------- ----------- ------------- -------------

Sales            $1,459,014   1,351,708    4,334,889     3,996,447
Cost of sales
 and occupancy    1,065,346     984,916    3,162,898     2,954,459
               ------------- ----------- ------------ -------------
   Gross profit     393,668     366,792    1,171,991     1,041,988
               ------------- ----------- ------------ -------------
Selling and
 administrative
 expenses           323,608     297,013      942,610       859,454
Depreciation
 and
 amortization        46,927      45,496      137,644       137,479
Pre-opening
 expenses             2,384       3,186        7,637         7,146
               ------------- ----------- ------------ -------------
   Operating
    profit           20,749      21,097       84,100        37,909
Interest
 expense, net        (2,249)     (5,416)     (10,105)      (14,683)
Debt redemption
 charge                   -           -      (14,582)            -
               ------------- ----------- ------------ -------------
   Income
    before
    taxes and
    minority
    interest         18,500      15,681       59,413        23,226
Income taxes          7,185       6,072       23,528         8,965
               ------------- ----------- ------------ -------------
   Income
    before
    minority
    interest         11,315       9,609       35,885        14,261
Minority
 interest            (3,673)     (3,057)      (7,892)       (6,827)
               ------------- ----------- ------------ -------------
     Net income       7,642       6,552       27,993         7,434
               ============= =========== ============ =============

Income per
 common share:
     Basic            $0.11        0.10         0.41          0.11
     Diluted          $0.10        0.08         0.38          0.10


Weighted
 average common
 shares
 outstanding
     Basic       69,443,000  66,664,000   68,727,000    65,461,000
     Diluted     72,049,000  68,704,000   71,273,000    67,075,000


Percentage of
 sales:
Sales                 100.0%      100.0%       100.0%        100.0%
Cost of sales
 and occupancy         73.0%       72.9%        73.0%         73.9%
               ------------- ----------- ------------ -------------
   Gross profit        27.0%       27.1%        27.0%         26.1%
               ------------- ----------- ------------ -------------
Selling and
 administrative
 expenses              22.2%       22.0%        21.7%         21.5%
Depreciation
 and
 amortization           3.2%        3.4%         3.2%          3.4%
Pre-opening
 expenses               0.2%        0.2%         0.2%          0.2%
               ------------- ----------- ------------ -------------
   Operating
    profit              1.4%        1.6%         1.9%          0.9%
Interest
 expense, net          -0.1%       -0.4%        -0.2%         -0.3%
Debt redemption
 charge                 0.0%        0.0%        -0.4%          0.0%
               ------------- ----------- ------------ -------------
   Income
    before
    taxes and
    minority
    interest            1.3%        1.2%         1.3%          0.6%
Income taxes            0.5%        0.5%         0.5%          0.2%
               ------------- ----------- ------------ -------------
   Income
    before
    minority
    interest            0.8%        0.7%         0.8%          0.4%
Minority
 interest              -0.3%       -0.2%        -0.2%         -0.2%
               ------------- ----------- ------------ -------------
     Net income         0.5%        0.5%         0.6%          0.2%
               ============= =========== ============ =============



    CONTACT: Barnes & Noble, Inc.
             Media Contact:
             Mary Ellen Keating
             Senior Vice President
             Corporate Communications
             212-633-3323
             or
             Investor Contact:
             Joseph J. Lombardi
             Chief Financial Officer
             212-633-3215